

NEOSE

A New Generation of Proteins

JPMorgan H&Q Healthcare Conference
January 8, 2003

Safe Harbor Statement

Except for historical information, the statements made in this presentation are forward-looking statements involving significant risks and uncertainties. These risks and uncertainties, including those related to the timing or successful completion of the Company's product commercialization activities and dependence on collaborators, are detailed in the Company's filings with the Securities and Exchange Commission.

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Neose Overview

- Improvement of protein therapeutics through the application of our proprietary technologies
- Biotech and pharma partnerships to improve proteins and address manufacturing challenges
- Proprietary glycoprotein drugs that are improved versions of currently marketed therapeutics

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PROTEINS:

A MAJOR BUSINESS OPPORTUNITY

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Glycoproteins – A Major Business Opportunity

- **Protein sales represent a significant opportunity, growing at 2x the rate of small molecules**



Worldwide
Glycoprotein Market
$100
$80
Billions
$20.7
$0
2001
2010

Source: Pharma Projects, Adis

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Optimizing Marketed Proteins

Numerous commercially attractive proteins are beginning to lose exclusivity as IP expires



Marketed Proteins with Sales > $50MM
Size of ball represents 2001 revenue
2001 Sales ($MM)
$2,000
$1,500
$1,000
$500
$0
2002
2007
2012
2017
Estimated Patent Expiration of Certain Claims
I-Alpha
EPO (Ex-U.S. Market)
G-CSF
I-Beta
rFactor VIII
HB Vac
Remicade
Cerezyme
FSH
Rituxan
Enbrel
Synagis
Reopro
tPA
Herceptin
rFactor VII
IL-2
rFactor IX
Alpha-1-PI
rDNAse
GM-CSF

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Protein Product Differentiation



Rheumatoid Arthritis Market - biological response modifiers
Enbrel
Immunex
Remicade
Centocor
Kineret
Amgen
Humira
Abbott
CDP870
Celltech / Pharmacia
IL-1 Trap
Regeneron
1998
1999
2000
2001
2002
2003
2004

- Other categories with similar competitive intensity:
  - Psoriasis
  - Multiple Sclerosis
  - Inflammatory Bowel Disease

TECHNOLOGY PLATFORM

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Generations of Protein Improvement

Neose has a unique approach to improving proteins

Needed Improvement		Result
Manufacturing/ Product Performance	GlycoAdvance	• Increased yields • Increased consistency • Improved PK • Improved affinity
Product Performance	GlycoPEGylation	• Customized half-life • Inhibition of proteolysis • Reduced immunogenicity
Targeted Delivery	GlycoConjugation	• Tissue targeting • Facilitated transport • Improved efficacy

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GlycoAdvance – Our First Generation Technology

- GlycoAdvance technology uses enzymes to complete the sugar chains on glycoprotein drugs


CMP–
sialyltransferase

- Completion of sugar chains protects glycoprotein drugs from rapid uptake by the liver, assuring the longest possible half-life for the secreted molecule

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GlycoAdvance Data

- **AVANT Immunotherapeutics' compound, TP10, was treated with GlycoAdvance to create a longer lasting TP10, by adding sialic acid**



Rat Pharmacokinetic Study
(group means n=3)
Pre-GlycoAdvance
Post-GlycoAdvance
3 rats per study arm
TP10 (ug/ml)
HOURS
0
50
100
150
200
250
300
350
400
450
0
20
40
60
80
100

- **Completing the sialylation of TP10 doubled the half-life compared to conventional TP10 produced in CHO cells**

Results presented by AVANT Immunotherapeutics, Inc. at IBC's The Impact of Post-Translational and Chemical Modifications on Protein Therapeutics Conference on May 8, 2002. The complete presentation can be viewed on the Neose website, www.neose.com.)

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GlycoPEGylation – Our Second Generation Technology

- Neose proprietary technology developed to enable selective addition of PEG to sugar chains using GlycoAdvance enzymes



CMP- -PEG
sialyltransferase
-PEG
Active Site

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GlycoPEGylation Data

Recombinant Peptide Hormone FSH

- **CHO-produced rFSH was GlycoPEGylated with 1K PEG at 8 sites**



Rat PK model: 10 µCi bolus injection
Presence of radiolabelled drug
100
10
1
0.1
cpm/mL
0
10
20
30
40
50
60
70
80
Time (hrs)
12x
AUC 4.5X
rFSH Post-GlycoPEGylation (1K)
rFSH

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GlycoPEGylation Data

Bioactivity of rFSH-SA-PEG(1K)

In vitro

Assay of 17β-estradiol Released by rat Sertoli Cells treated 24 h with rFSH or rFSH-SA-PEG



100
50
Percent of Control
rFSH
rFSH-SA-PEG

In vivo

Assay of ovarian weight In rats (10/grp) treated days -1, 0 with hGH and on days 1, 2, 3 with hCG+ test article



rFSH
rFSH-SA-PEG
0.3
0.2
0.1
Avg. Ovarian Wt. (g)
Control
0.14
0.4
1.2
Dose (µg)

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GlycoConjugation – Our Third Generation Technology


Inflamed endothelium
Brain
Sialyl-Lewis-x
Transferrin
Anti-inflammatory
Lysosomal Storage Disease enzymes
Protein Drug
Anti-infective
Oncolytic
Bisphosphonate
Monoclonal Ab
Bone
Cancer

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STRATEGY

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Strategy

Neose Proprietary Products
- Second generation proteins
- GlycoConjugates


Glyco-
Technology

Emerging Technologies Fuel Growth of Glycotechnology Platform

Improved Manufacturing Yields for Customers
- Consistency of manufacture
- Alternate expression systems

Improved Clinical Profiles for Customer-Owned Products
- Second generation
- Early development

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IMPLEMENTATION

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Improved Manufacturing

Alternate Expression Systems

SITUATION
• Protein requirements range from kilos to hundreds of kilos • Need for more efficient, less expensive protein expression systems • Inadequate glycosylation remains an issue
POTENTIAL SOLUTION
• GlycoAdvance enables alternate expression systems by using in vitro enzymes to complete or correct glycosylation
STATUS
• Monsanto Protein Technologies GlycoAdvance collaboration to enable plant expressed monoclonal antibodies

Customer-Owned Profile Improvements

SITUATION

- Proteins on the market and in development with suboptimal glycosylation

POTENTIAL SOLUTION

- GlycoAdvance – adds missing sugars to complete glycosylation pattern resulting in improved product profile
- GlycoPEGylation – site specific addition of PEG remote from the active site, resulting in improved half-life and reduced immunogenicity

STATUS

- First Novo Nordisk collaboration to use GlycoAdvance to improve currently marketed protein
- Second Novo Nordisk collaboration using GlycoPEGylation

Proprietary Proteins – EPO

Total EPO Market 2001 = $6.2B



US Market 2001 = $4.5B
Ex-US Market 2001 = $1.7B
Aranesp $45
Ex-US $1,740
Epogen $2,110
Procrit, $2,350
Neorecormon (Roche/Chugai) $430
Espo (Sankyo/Kirin) $180
Other* $50
Eprex (J$J) $1,080

*Aranesp recently approved in Europe

EPO is the single largest therapeutic protein opportunity

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Profiles of EPO Products on the Market

Product	Description	Mean Terminal½ Life	Approved Indications	Approved Dosing Frequency
Epogen/Procrit	• Epo with 3 N-linked chains • 40% carbohydrate	8.45 IV	• Oncology chemotherapy • Oncology non-chemotherapy • ESRD • CRI • Other (HIV)	• Oncology: SC/IV 3X week Chemotherapy • ESRD: 3X weekly IV • CRI: 3X weekly IV/SC
Aranesp	• Epo with 5 N-linked chains • 51% carbohydrate	21 IV, 49 SC	• Oncology chemotherapy • CRI	• Oncology: weekly SC • CRI: weekly SC/IV

Note: Patients are generally treated with a target hemoglobin level of 11-12.
Sources: Physician Interviews, FDA Labeling

Proprietary Proteins – EPO

Intellectual Property

- Europe
  - Potentially blocking patents expire mid-decade
- U.S.
  - Complex patent situation under evaluation

Proprietary Proteins – Binding of EPO to the EPO Receptor



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Proprietary Proteins – Binding of EPO to the EPO Receptor



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Proprietary Proteins – EPO and its Receptor



EPO
ASN 38
ASN 83
PHE 93
ASN 24
PHE 93
EPO RECEPTOR

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Proprietary Proteins – EPO

Improved PK of EPO After GlycoPEGylation

Rat Pharmacokinetics: Bolus injection of [I^{125}]-labeled GlycoPEGylated and nonGlycoPEGylated EPO



EPO Mr (KD)
1000000
100000
10000
1000
100
CPM
0
10
20
30
40
50
60
70
80
Time (hrs)
AUC 11X
46X
AUC 1.8X
1.6X
82.7
P-4
30.7
P-1
24.6
E2

Proprietary Proteins – EPO

GlycoPEGylated EPO Constructs Stimulate Reticulocytosis

Percent Reticulocytes 96h after single s.c. injection
10 μg protein/Kg, CD-1 Mice (8/group)



16
14
12
10
8
6
4
2
0
Percent
Veh
Epogen
P-1
P-2
P-3

EPO Mol. Wt.



28.5
30.7
35.7
84.7

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Proprietary Proteins – EPO

GlycoPEGylated EPO Constructs Increase Hematocrit



Increment in hematocrit at day 15 in CD-1 female mice
injected i.p tiw with 2.5 μg protein/Kg
Hct increment (%)
30
25
20
15
10
5
0
Veh
Epogen
P-1
Nesp
P-4

EPO Mol. Wt.



28.5
30.7
35.6
82.7

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Preliminary Conclusions

- **Longer-acting GlycoPEGylated EPO is feasible**
- **PK profile can be customized:**
  - Number of GlycoPEGylation sites
  - Size of PEG added
- **Retain activity *in vitro* and *in vivo***
- **Possible increased homogeneity of final product**

Proprietary Proteins – EPO

EPO Development Timeline

1H,'03	Compound optimization; refine expression system; reagent development
2H,'03	Process optimization; formulation development; analytical methods development
1H,'04	Stability testing; fill/finish; preclinical manufacturing; toxicology studies
2H,'04	IND; clinical batches

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Proprietary Proteins – What Next?

Ongoing Protein Development


Pegylated
In vitro activity
PK Evaluation
In vivo activity
Optimization
EPO
FSH
FACTOR IX
I-BETA

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How Have We Done?

• 2 validating transactions	√ (3 completed)
• Pilot plant construction	√
• Pilot plant validation	√
• Drug development expertise	√
• Proprietary selection	√ (EPO)

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How Should We Be Measured?

• Selection of final EPO candidate	Q2,'03
• Identification of second protein	Q3,'03
• Consistent flow of deals	Ongoing
▪ R&D collaborations	
▪ Co-developments	
▪ Licenses	
• Selection of emerging technology (GlycoConjugation)	2H,'03

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Financial Summary

(in millions)	Year Ending 12/31/01	Nine Months Ending 9/30/02
Cash and Investments	$76.2	$43.0
Net Loss	($13.3)	($20.0)
Total Assets	$106	$86.7
Stockholders' Equity	$93.9	$77.0
Shares Outstanding	14,032	14,310

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Conclusion

- Huge market opportunity
- Proprietary, flexible and renewable core technology
- Promising early data
- Visibility of progress
- Experienced management team

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